Exhibit 99.2

“Apollo Operating Group” refers collectively to Apollo Principal Holdings I, L.P., Apollo Principal Holdings II, L.P., Apollo Principal Holdings III, L.P., Apollo Principal Holdings IV, L.P., Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P., Apollo Principal Holdings IX, L.P., AMH Holdings (Cayman), L.P. and Apollo Management Holdings, L.P., and “we,” “us” and “our” refer collectively to the Apollo Operating Group and their respective subsidiaries;

SUMMARY HISTORICAL AND OTHER DATA

The following summary historical consolidated financial and other data of Apollo Global Management, LLC should be read together with “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and related notes included in its 2013 Annual Report, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical unaudited condensed consolidated financial statements and related notes included in its First Quarter 10-Q, each of which are incorporated by reference herein.

We derived the summary historical consolidated statements of operations data of Apollo Global Management, LLC for the years ended December 31, 2011, 2012 and 2013 and the summary historical consolidated statements of financial condition data as of December 31, 2012 and 2013 from Apollo Global Management, LLC’s consolidated financial statements included in its 2013 Annual Report, which is incorporated by reference herein. The summary historical consolidated statements of operations data of Apollo Global Management, LLC for the three month periods ended March 31, 2013 and 2014 are derived from and should be read in conjunction with Apollo Global Management, LLC’s unaudited condensed consolidated financial statements, included in its First Quarter 10-Q, which is incorporated by reference herein. Apollo Global Management, LLC will not guarantee the notes. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data of the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods, see “Unaudited Reconciliation of Financial Data.” The selected non-GAAP financial metrics noted below have not been presented in the above mentioned historical consolidated financial statements.

	Year Ended December 31,			Three Months Ended March 31,
	2011	2012	2013	2013	2014
	(in thousands, except per share data)
Statement of Operations Data
Revenues:
Advisory and transaction fees from affiliates, net	$81,953	$149,544	$196,562	$47,419	$116,065
Management fees from affiliates	487,559	580,603	674,634	150,447	209,791
Carried interest (loss) income from affiliates	(397,880)	2,129,818	2,862,375	1,111,207	165,544

Total Revenues	171,632	2,859,965	3,733,571	1,309,073	491,400

Expenses:
Compensation and benefits:
Equity-based compensation	1,149,753	598,654	126,227	45,286	58,978
Salary, bonus and benefits	251,095	274,574	294,753	73,396	80,530
Profit sharing expense	(60,070)	872,133	1,173,255	423,620	103,959

Total Compensation and Benefits	1,340,778	1,745,361	1,594,235	542,302	243,467
Interest expense	40,850	37,116	29,260	7,518	3,114
Professional fees	59,277	64,682	83,407	16,060	19,452
General, administrative and other	75,558	87,961	98,202	22,941	24,678
Placement fees	3,911	22,271	42,424	9,358	1,786
Occupancy	35,816	37,218	39,946	9,805	9,903
Depreciation and amortization	26,260	53,236	54,241	14,618	11,719

Total Expenses	1,582,450	2,047,845	1,941,715	622,602	314,119

	Year Ended December 31,			Three Months Ended March 31,
	2011	2012	2013	2013	2014
	(in thousands, except per share data)
Other Income:
Net (losses) gains from investment activities	$(129,827)	$288,244	$330,235	$52,133	$223,408
Net gains (losses) from investment activities of consolidated variable interest entities	24,201	(71,704)	199,742	47,861	47,735
Income from equity method investments	13,923	110,173	107,350	27,790	22,910
Interest income	4,731	9,693	12,266	3,091	3,328
Other income, net	205,520	1,964,679	40,114	1,298	17,531

Total Other Income	118,548	2,301,085	689,707	132,173	314,912

(Loss) Income Before Income Tax Provision	(1,292,270)	3,113,205	2,481,563	818,644	492,193
Income tax provision	(11,929)	(65,410)	(107,569)	(18,579)	(32,549)

Net (Loss) Income	(1,304,199)	3,047,795	2,373,994	800,065	459,644
Net loss (income) attributable to Non-Controlling Interests(1)(2)	835,373	(2,736,838)	(1,714,603)	(551,087)	(387,475)

Net (Loss) Income Attributable to Apollo Global Management, LLC	$(468,826)	$310,957	$659,391	$248,978	$72,169

Net (Loss) Income Per Class A Share—Basic	$(4.18)	$2.06	$4.06	$1.60	$0.32

Net (Loss) Income Per Class A Share—Diluted	$(4.18)	$2.06	$4.03	$1.59	$0.32

Statement of Operations Data
Total assets	$7,975,873	$20,636,858	$22,477,981	$21,289,337	$22,912,382
Debt (excluding obligations of consolidated variable interest entities)	738,516	737,818	750,000	737,711	750,000
Debt obligations of consolidated variable interest entities	3,189,837	11,834,955	12,423,962	11,347,332	12,528,255
Total shareholders’ equity	2,648,321	5,703,383	6,688,722	6,175,701	6,786,922
Total Non-Controlling Interests	1,921,920	3,036,565	4,051,453	3,417,330	4,273,295

Other Data	(in millions)
Fee-generating assets under management	$58,121	$81,934	$128,368	$81,633	$128,537
Total assets under management	75,222	113,379	161,177	114,269	159,326

Selected Non-GAAP Financial Metrics(3)	Year Ended December 31,			Last twelve months ended March 31, 2014
	2011	2012	2013
	(in thousands, except ratios)
Economic Net (Loss) Income	$(300,500)	$1,634,445	$2,127,651	$1,604,424
Fee-related EBITDA	196,583	339,266	437,493	559,632
Fee-related EBITDA+100% of net realized carried interest	530,821	890,453	1,915,940	2,103,252
Ratio of Fee-related EBITDA to interest expense	4.8x	9.1x	15.1x	22.5x
Ratio of Fee-related EBITDA+100% of net realized carried interest to interest expense	13.0x	24.0x	66.0x	84.1x
Ratio of debt / fee-related EBITDA	3.8x	2.2x	1.7x	1.3x
Ratio of debt / fee-related EBITDA+100% of net realized carried interest	1.4x	0.8x	0.4x	0.4x

(1)	Reflects Non-Controlling Interests attributable to AAA, consolidated variable interest entities and the remaining interests held by certain individuals who receive an allocation of income from certain of Apollo’s credit management companies.
(2)	Reflects the Non-Controlling Interests in the net (loss) income of the Apollo Operating Group relating to the units held by our Managing Partners and Contributing Partners after the 2007 reorganization which is calculated by applying the ownership percentage of Holdings in the Apollo Operating Group.
(3)	Economic Net Income (“ENI”), Fee-related EBITDA and Fee Related EBITDA + 100% of net realized carried interest are non-GAAP key performance measures used by management in evaluating the performance of Apollo’s private equity, credit and real estate segments. These measures should not be construed as an alternative to net income /(loss) attributable to Apollo Global Management, LLC as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Management also believes the components of ENI and net realized carried interest such as the amount of management fees, advisory and transaction fees and carried interest income are indicative of Apollo’s performance. These measures of profitability have important limitations as analytical tools in that they do not take into account certain items included under GAAP, and you should not consider them in isolation or as substitutes for analysis of Apollo’s results as reported under GAAP. Because of these limitations, Apollo Global Management, LLC relies primarily on its GAAP results and uses Economic Net Income, Fee-related EBITDA and Fee Related EBITDA + 100% of net realized carried interest only supplementally.

ENI represents segment income (loss) attributable to Apollo Global Management, LLC, which excludes the impact of non-cash charges related to restricted share units (“RSUs”) granted in connection with the 2007 private placement and amortization of Apollo Operating Group units, income tax expense, amortization of intangibles associated with the 2007 reorganization as well as acquisitions and Non-Controlling Interests excluding the remaining interest held by certain individuals who receive an allocation of income from certain of Apollo’s credit management companies. In addition, segment data excludes the assets, liabilities and operating results of the consolidated funds and variable interest entities that are included in the consolidated financial statements. Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Managing Business Performance” included in Apollo Global Management, LLC’s 2013 Annual Report and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Managing Business Performance” included in the First Quarter 10-Q, each of which is incorporated by reference herein, for a more comprehensive explanation of how ENI is used to manage and evaluate Apollo’s business.

Fee-related EBITDA represents Management business ENI (Pre-tax), with amounts for equity–based compensation, interest expense and depreciation and amortization added to Management business ENI. This performance measure is used as a proxy for operating results which Apollo Global Management, LLC uses to compare to its current and potential debt service.

Fee-related EBITDA plus realized carried interest less realized profit sharing (referred to as “fee-related EBITDA +100% of net realized carried interest”) is a performance measure used as a proxy for operating results of the management business combined with incentive business performance which Apollo Global Management, LLC uses to compare its current and potential debt service.

Set forth below is a reconciliation of net (loss)/income attributable to Apollo Global Management, LLC to ENI, Fee-related EBITDA and Fee Related EBITDA + 100% of net realized carried interest:

	Year Ended December 31,
	2011	2012	2013
	(in thousands)
Advisory and transaction fees from affiliates, net	$82,310	$150,044	$196,562
Management fees from affiliates	490,191	623,041	730,702
Carried interest income from affiliates	44,540	37,842	36,922

Total management business revenues	617,041	810,927	964,186
Compensation expense(a)	319,267	343,516	361,094
Equity-based compensation	223,996	256,632	302,209
Other income (loss and non-controlling interest)	2,651	12,202	29,963

Management business ENI- (Pre-tax)	76,429	222,981	330,846
Equity-based compensation(b)	68,172	68,942	66,341
Interest expense	40,850	37,116	29,260
Depreciation and amortization(c)	11,132	10,227	11,046

Fee-related EBITDA	196,583	339,266	437,493
Total realized carried interest	644,653	997,222	2,456,404
Total realized profit sharing expense	310,415	446,035	977,957
Net realized carried interest	334,238	551,187	1,478,447

Fee related EBITDA + 100% of net realized carried interest	530,821	890,453	1,915,940
Net unrealized carried interest	(716,115)	740,299	207,537
Net unrealized investment income	4,948	119,978	110,821
Net interest expense	(40,850)	(37,116)	(29,260)
Depreciation and amortization(c)	(11,132)	(10,227)	(11,046)
Equity-based compensation(b)	(68,172)	(68,942)	(66,341)
ENI tax provision(d)(e)	(21,141)	(158,586)	(238,300)

Economic net (loss) income (post-tax)	(321,641)	1,475,859	1,889,351

ENI tax provision(d)(e)	21,141	158,586	238,300
Income tax provision	(11,929)	(65,410)	(107,569)
Net loss (income) attributable to non-controlling interests in Apollo Operating Group	940,312	(685,357)	(1,257,650)
Charges related to equity-based compensation(f)	(1,081,581)	(529,712)	(59,847)
Amortization of intangible assets	(15,128)	(43,009)	(43,194)

Net (loss) income attributable to Apollo Global Management, LLC	$(468,826)	$310,957	$659,391

	(1) Three months ended March 31, 2014	(2) Three months ended March 31, 2013	(3) Year ended December 31, 2013	(1)-(2)+(3) Last twelve months ended March 31, 2014
	(in thousands)
Management business ENI- (Pre-tax)	$152,067	$66,040	$330,846	$416,873
Equity-based compensation(b)	58,137	17,356	66,341	107,122
Interest expense	3,114	7,518	29,260	24,856
Depreciation and amortization(c)	2,609	2,874	11,046	10,781

Fee-related EBITDA	215,927	93,788	437,493	559,632
Total realized carried interest	462,626	345,210	2,456,404	2,573,820
Total realized profit sharing expense	203,088	150,845	977,957	1,030,200
Net realized carried interest	259,538	194,365	1,478,447	1,543,620

Fee related EBITDA + 100% of net realized carried interest	475,465	288,153	1,915,940	2,103,252

	(1) Three months ended March 31, 2014	(2) Three months ended March 31, 2013	(3) Year ended December 31, 2013	(1)-(2)+(3) Last twelve months ended March 31, 2014
	(in thousands)
Net unrealized carried interest	$(202,702)	$498,684	$207,537	$(493,849)
Net unrealized investment income	60,348	33,389	110,821	137,780
Net interest expense	(3,114)	(7,518)	(29,260)	(24,856)
Depreciation and amortization(c)	(2,609)	(2,874)	(11,046)	(10,781)
Equity-based compensation(b)	(58,137)	(17,356)	(66,341)	(107,122)
ENI tax provision(d)(e)	(50,715)	(28,769)	(238,300)	(238,300)

Economic net income (post-tax)	218,536	763,709	1,889,351	1,366,124
ENI tax provision(d)(e)	50,715	28,769	238,300	238,300
Income tax provision	(32,549)	(18,579)	(107,569)	(121,539)
Net (income) attributable to non-controlling interests in Apollo Operating Group	(155,100)	(485,246)	(1,257,650)	(927,504)
Charges related to equity-based compensation	(323)	(27,930)	(59,847)	(32,240)
Amortization of intangible assets	(9,110)	(11,745)	(43,194)	(40,559)

Net income attributable to Apollo Global Management, LLC	$72,169	$248,978	$659,391	$482,582

(a)	Includes salary, bonus and benefits which includes equity-based compensation. The combined amounts include restricted share units (“RSUs”) (excluding RSUs granted in connection with the 2007 private placement) and share options. Excludes equity based compensation expense comprising amortization of Apollo Operating Group units.
(b)	Includes equity-based compensation as noted in note (a) above.
(c)	Includes amortization of leasehold improvements.
(d)	For the last twelve months ended March 31, 2014, the ENI tax provision is based on a pro rata full year tax provision.
(e)	Represents income tax provision on ENI that has been calculated assuming that all income is allocated to Apollo Global Management, LLC, which would occur following an exchange of all Apollo Operating Group units for shares of Apollo Global Management, LLC. The assumptions and methodology impact the implied income tax provision for Apollo Global Management, LLC’s consolidated statements of operations under GAAP. Apollo Global Management, LLC believes this measure is more consistent with how it assesses the performance of its segments which is described above in the definition of ENI.
(f)	Includes amortization amounts related to Apollo Operating Group units.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2014 on a historical basis and as adjusted to give effect to this offering and the use of proceeds therefrom. You should read this table in conjunction with the section titled “Unaudited Reconciliation of Financial Data” included in this offering memorandum and with the financial statements and the related notes and reconciliations incorporated by reference in this offering memorandum.

	As of March 31, 2014
	Actual	As Adjusted
	(Dollars in Millions)
Loans payable(1)	$750.0	$
Notes offered hereby(2)	—
Additional paid in capital	110.8		110.8
Accumulated deficit	844.7		844.7
Accumulated other comprehensive income	40.6		40.6
Non-controlling interests in consolidated entities	3.3		3.3
Non-controlling interests in Apollo Operating Group	1,289.6		1,289.6

Total capitalization	$3,039.0	$

(1)	As of March 31, 2014, we had no outstanding borrowings under the revolving credit facilities. We intend to use a portion of the net proceeds from the sale of the notes to repay a portion of the outstanding term loans under our existing credit facilities. Any remaining net proceeds will be used for general corporate purposes. See “Use of Proceeds.”
(2)	As adjusted reflects gross proceeds of $ million.

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three month period ended March 31, 2014 and the fiscal year ended December 31, 2013. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

You should read this data in conjunction with Apollo Global Management, LLC’s financial statements and the related notes incorporated by reference herein.

	For The Three Months Ended March 31, 2014
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations Data
Revenues:
Advisory and transaction fees from affiliates, net	$116,065	$—	$—	$116,065
Management fees from affiliates	224,318	(30)	(14,497)	209,791
Carried interest income from affiliates	169,259	—	(3,715)	165,544

Total Revenues	509,642	(30)	(18,212)	491,400

Expenses:
Compensation and benefits:
Equity-based compensation	58,978	—	—	58,978
Salary, bonus and benefits	80,530	—	—	80,530
Profit sharing expense	103,959	—	—	103,959

Total Compensation and Benefits	243,467	—	—	243,467
Interest expense	3,114	—	—	3,114
Professional fees	19,042	410	—	19,452
General, administrative and other	24,361	317	—	24,678
Placement fees	1,786	—	—	1,786
Occupancy	9,903	—	—	9,903
Depreciation and amortization	11,449	—	270	11,719

Total Expenses	313,122	727	270	314,119

Other Income:
Net gains from investment activities	18,014	205,394	—	223,408
Net gains from investment activities of consolidated variable interest entities	—	29,533	18,202	47,735
Income from equity method investments	28,623	—	(5,713)	22,910
Interest income	2,985	343	—	3,328
Other income, net	15,371	—	2,160	17,531

Total Other Income	64,993	235,270	14,649	314,912

Income Before Income Tax Provision	261,513	234,513	(3,833)	492,193
Income tax provision	(2,742)	—	(29,807)	(32,549)

Net Income	258,771	234,513	(33,640)	459,644
Net (income) attributable to Non-Controlling Interests	(158,684)	(228,800)	9	(387,475)

Net Income Attributable to Apollo Global Management, LLC	$100,087	$5,713	$(33,631)	$72,169

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	As of March 31, 2014
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Financial Data
Assets:
Cash and cash equivalents	$1,120,009	$—	$6,132	$1,126,141
Cash and cash equivalents held at Consolidated Funds	—	4,000	—	4,000
Restricted cash	9,244	—	—	9,244
Investments	557,051	2,177,323	(93,698)	2,640,676
Assets of consolidated variable interest entities
Cash and cash equivalents	—	1,053,958	—	1,053,958
Investments, at fair value	—	14,255,255	(721)	14,254,534
Other assets	—	651,506	—	651,506
Carried interest receivable	1,999,025	—	(75,327)	1,923,698
Due from Affiliates	437,370	—	(49,190)	388,180
Fixed assets, net	37,917	—	1,211	39,128
Deferred tax assets	16,153	—	614,858	631,011
Other assets	52,517	2,766	(36)	55,247
Goodwill	88,850	—	(39,607)	49,243
Intangible assets, net	85,816	—	—	85,816

Total Assets	$4,403,952	$18,144,808	$363,622	$22,912,382

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$35,547	$373	$36,501	$72,421
Accrued compensation and benefits	50,819	—	—	50,819
Deferred revenue	337,120	—	—	337,120
Due to affiliates	22,463	1,271	523,324	547,058
Profit sharing payable	894,082	—	—	894,082
Debt	750,000	—	—	750,000
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	12,528,877	(622)	12,528,255
Other liabilities	—	914,484	39	914,523
Due to affiliates	—	82,144	(82,144)	—
Other liabilities	24,866	6,316	—	31,182

Total Liabilities	2,114,897	13,533,465	477,098	16,125,460

Shareholders’ Equity:
Apollo Global Management, LLC shareholders’ Equity
Additional paid in capital	110,813	—	2,384,525	2,495,338
Accumulated earnings (deficit)	844,742	2,176,827	(4,518,518)	(1,496,949)
Appropriated partners’ capital	—	1,554,853	(39,706)	1,515,147
Accumulated other comprehensive income (loss)	40,607	—	(40,516)	91

Total Apollo Global Management, LLC shareholders’ equity	996,162	3,731,680	(2,214,215)	2,513,627
Non-Controlling Interests in consolidated entities	3,341	879,663	2,100,739	2,983,743
Non-Controlling Interests in Apollo Operating Group	1,289,552	—	—	1,289,552

Total Shareholders’ Equity	2,289,055	4,611,343	(113,476)	6,786,922

Total Liabilities and Shareholders’ Equity	$4,403,952	$18,144,808	$363,622	$22,912,382

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Year Ended December 31, 2013
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations Data
Revenues:
Advisory and transaction fees from affiliates, net	$196,562	$—	$—	$196,562
Management fees from affiliates	730,702	(117)	(55,951)	674,634
Carried interest income from affiliates	2,896,161	—	(33,786)	2,862,375

Total Revenues	3,823,425	(117)	(89,737)	3,733,571

Expenses:
Equity-based compensation	126,227	—	—	126,227
Salary, bonus and benefits	294,753	—	—	294,753
Profit sharing expense	1,173,255	—	—	1,173,255

Total Compensation and Benefits	1,594,235	—	—	1,594,235
Interest expense	29,260	—	—	29,260
Professional fees	82,339	959	109	83,407
General, administrative and other	97,081	1,118	3	98,202
Placement fees	42,424	—	—	42,424
Occupancy	39,946	—	—	39,946
Depreciation and amortization	53,074	—	1,167	54,241

Total Expenses	1,938,359	2,077	1,279	1,941,715

Other Income:
Net gains from investment activities	(12,593)	342,828	—	330,235
Net gains from investment activities of consolidated variable interest entities	—	110,100	89,642	199,742
Income from equity method investments	118,098	—	(10,748)	107,350
Interest income	10,794	1,464	8	12,266
Other income, net	30,343	(3,274)	13,045	40,114

Total Other Income	146,642	451,118	91,947	689,707

Income Before Income Tax Provision	2,031,708	448,924	931	2,481,563
Income Tax provision	(10,334)	—	(97,235)	(107,569)

Net Income	2,021,374	448,924	(96,304)	2,373,994
Net (Income) attributable to Non-Controlling Interests	(1,276,522)	(438,176)	95	(1,714,603)

Net Income Attributable to Apollo Global Management, LLC	$744,852	$10,748	$(96,209)	$659,391

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	As of December 31, 2013
	Total Apollo Operating Group Consolidated	VIE and Consolidated Funds	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Financial Data
Assets:
Cash and cash equivalents	$1,073,123	$—	$4,997	$1,078,120
Cash and cash equivalents held at Consolidated Funds	—	1,417	—	1,417
Restricted cash	9,199	—	—	9,199
Investments	509,712	1,971,654	(87,483)	2,393,883
Assets of consolidated variable interest entities
Cash and cash equivalents	—	1,095,170	—	1,095,170
Investments, at fair value	—	14,127,480	(1,118)	14,126,362
Other assets	—	280,718	—	280,718
Carried interest receivable	2,366,766	—	(79,691)	2,287,075
Due from Affiliates	383,771	—	(66,524)	317,247
Fixed assets, net	38,771	—	1,480	40,251
Deferred tax assets	15,515	—	644,684	660,199
Other assets	42,212	1,837	121	44,170
Goodwill	88,852	—	(39,609)	49,243
Intangible assets, net	94,927	—	—	94,927

Total Assets	$4,622,848	$17,478,276	$376,857	$22,477,981

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$36,473	$279	$1,407	$38,159
Accrued compensation and benefits	41,711	—	—	41,711
Deferred revenue	279,479	—	—	279,479
Due to affiliates	69,034	853	525,484	595,371
Profit sharing payable	992,240	—	—	992,240
Debt	750,000	—	—	750,000
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	12,424,839	(877)	12,423,962
Other liabilities	—	609,413	(4,350)	605,063
Due to affiliates	—	81,272	(81,272)	—
Other liabilities	24,538	2,627	36,109	63,274

Total Liabilities	2,193,475	13,119,283	476,501	15,789,259

Shareholders’ Equity:
Apollo Global Management, LLC shareholders’ Equity
Additional paid in capital	157,761	—	2,466,821	2,624,582
Accumulated earnings (deficit)	851,129	1,971,682	(4,391,298)	(1,568,487)
Appropriated partners’ capital	—	1,620,928	(39,849)	1,581,079
Accumulated other comprehensive income (loss)	33,773	—	(33,678)	95

Total Apollo Global Management, LLC shareholders’ equity	1,042,663	3,592,610	(1,998,004)	2,637,269
Non-Controlling Interests in consolidated entities	4,987	766,383	1,898,360	2,669,730
Non-Controlling Interests in Apollo Operating Group	1,381,723	—	—	1,381,723

Total Shareholders’ Equity	2,429,373	4,358,993	(99,644)	6,688,722

Total Liabilities and Shareholders’ Equity	$4,622,848	$17,478,276	$376,857	$22,477,981

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.